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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2002
                                                           ------




                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                  1-4174               73-0569878
    ---------------            ------------       -------------------
    (State or other            (Commission         (I.R.S. Employer
    jurisdiction of            File Number)      Identification No.)
    incorporation)



      One Williams Center, Tulsa, Oklahoma                    74172
    ----------------------------------------                ----------
    (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




                                       1
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Item 5. Other Events.

                    On May 28, 2002, The Williams Companies, Inc. (NYSE:WMB) announced a plan that is designed to further improve the company's finances by more than $3 billion during the next 12 months and more narrowly focus its business strategy within its three major business units. Actions are expected to include issuing common stock, selling additional assets, increasing cash flow and making additional cuts in expenses. The company is evaluating the impact on its near-term earnings targets.




Item 7. Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated May 28, 2002, publicly announcing the matters reported herein.


           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE WILLIAMS COMPANIES, INC.


Date: May 28, 2002                     /s/ William G. von Glahn
                             ---------------------------------------------
                               Name:   William G. von Glahn
                               Title:  Senior Vice President and
                                       General Counsel



                                       2
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INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------


99.1 Copy of Williams' press release dated May 28, 2002, publicly announcing the matters reported herein.